Exhibit 99.2

February 4, 2013

FOURTH QUARTER 2012

 Symetra Financial Corporation (SYA)

 Financial Supplement

All financial information in this document is unaudited

Symetra Financial Corporation

Financial Supplement

Table of Contents

December 31, 2012

Note: Historical data has been restated to reflect Symetra’s retrospective adoption of a new accounting standard for deferred acquisition costs (DAC) on January 1, 2012.

Symetra Financial Corporation

4Q 2012 Financial Supplement

Financial Highlights

(In millions, except per share or percentage data)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011
Net income	$31.0	$55.2	$43.8	$75.4	$73.7	$205.4	$195.8

Net income per common share [1]
Basic	$0.22	$0.40	$0.32	$0.55	$0.54	$1.49	$1.42
Diluted	$0.22	$0.40	$0.32	$0.55	$0.54	$1.49	$1.42

Weighted-average common shares outstanding:
Basic	138.114	138.091	138.090	137.776	137.585	138.018	137.491
Diluted	138.122	138.094	138.094	137.781	137.595	138.024	137.503

Non-GAAP Financial Measures [2]
Adjusted operating income	$32.9	$45.9	$47.2	$59.3	$51.1	$185.3	$190.2

Adjusted operating income per common share: [1]
Basic	$0.24	$0.33	$0.34	$0.43	$0.37	$1.34	$1.38
Diluted	$0.24	$0.33	$0.34	$0.43	$0.37	$1.34	$1.38

	As of
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011
Consolidated Balance Sheet Data
Total investments	$27,556.4	$27,492.3	$27,037.6	$26,415.0	$26,171.7

Total assets	29,460.9	29,497.7	28,997.9	28,544.7	28,183.3

Notes payable	449.4	449.3	449.3	449.2	449.2

Accumulated other comprehensive income (net of taxes) (AOCI)	1,371.2	1,404.3	1,188.0	1,000.1	1,027.3

Total stockholders’ equity	3,630.1	3,641.2	3,378.4	3,154.7	3,114.9

U.S. Statutory Financial Information:
Statutory capital and surplus	$1,912.6	$1,906.5	$1,868.3	$1,842.8	$1,822.8
Asset valuation reserve (AVR)	261.3	252.2	239.8	244.2	220.7

Statutory book value	$2,173.9	$2,158.7	$2,108.1	$2,087.0	$2,043.5

Common shares outstanding, end of period (page 16)	119.088	119.120	119.131	119.074	118.637

Book value per common share	$26.29	$26.37	$24.46	$22.85	$22.64

Debt to capital ratio	11.0%	11.0%	11.7%	12.5%	12.6%

Non-GAAP Financial Measures [2]
Adjusted book value (stockholders’ equity excluding AOCI)	$2,258.9	$2,236.9	$2,190.4	$2,154.6	$2,087.6
Adjusted book value per common share :
Adjusted book value per common share [3]	$18.97	$18.78	$18.39	$18.09	$17.60
Adjusted book value per common share, as converted [4]	$17.94	$17.78	$17.44	$17.19	$16.75
Statutory book value per common share [5]	$18.25	$18.12	$17.70	$17.53	$17.22

Debt to capital ratio, excluding AOCI [6]	16.6%	16.7%	17.0%	17.3%	17.7%

	For the Twelve Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011
ROE	6.1%	7.6%	6.6%	7.6%	7.2%

Non-GAAP Financial Measure [2]
Operating ROAE [7]	8.5%	9.5%	9.8%	10.0%	9.5%

1 Basic net income and adjusted operating income per common share include all participating securities using the two-class method. Diluted net income and adjusted operating income per common share include the dilutive impact of non-participating securities, based on the application of the treasury stock method. Shares included in these calculations are weighted for the portion of the period they were outstanding. Antidilutive awards were excluded from the computation of diluted earnings per share. Quarterly earnings per share amounts may not add to the full year amounts.

2 Management considers these non-GAAP measures to be a useful supplement to their most comparable GAAP measure in evaluating financial performance and condition. Non-GAAP measures including adjusted operating income and the corresponding basic and diluted per share amounts, adjusted book value and the corresponding per share amounts, statutory book value per share amounts, and operating ROAE have been reconciled to their most directly comparable GAAP measures on pages 2, 16, and 17, respectively.

3 Adjusted book value per common share is calculated based on adjusted book value, divided by common shares outstanding.

4 Adjusted book value per common share, as converted, gives effect to the exercise of the outstanding warrants and is calculated based on adjusted book value plus the assumed proceeds from the warrants, divided by outstanding common shares and shares subject to outstanding warrants.

5 Statutory book value per common share is calculated based on statutory book value divided by common shares outstanding.

6 Debt to capital ratio, excluding AOCI is calculated as notes payable divided by the sum of notes payable and adjusted book value.

7 Operating ROAE (return on average equity) is calculated based on adjusted operating income divided by average adjusted book value. The numerator and denominator of this measure have been reconciled to net income and stockholders’ equity, respectively, their most comparable GAAP measures.

Symetra Financial Corporation

4Q 2012 Financial Supplement

Consolidated Income Statement Data

(In millions, except per share data)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011
Revenues:
Premiums	$153.8	$154.1	$146.8	$150.3	$149.7	$605.0	$540.5
Net investment income	323.2	312.3	319.2	320.5	333.2	1,275.2	1,270.9
Policy fees, contract charges and other	47.7	47.1	48.8	46.3	44.6	189.9	180.7
Net realized investment gains (losses):
Total other-than-temporary impairment losses on securities	(6.4)	(16.0)	(11.1)	(3.6)	(4.2)	(37.1)	(13.2)
Less: portion recognized in other comprehensive income	2.6	2.7	1.7	1.1	(1.3)	8.1	(0.9)

Net impairment losses recognized in earnings	(3.8)	(13.3)	(9.4)	(2.5)	(5.5)	(29.0)	(14.1)
Other net realized investment gains (losses)	(0.1)	28.8	3.0	28.4	39.6	60.1	21.3

Total net realized investment gains (losses)	(3.9)	15.5	(6.4)	25.9	34.1	31.1	7.2
Total revenues	520.8	529.0	508.4	543.0	561.6	2,101.2	1,999.3

Benefits and expenses:
Policyholder benefits and claims	118.2	111.1	104.5	105.2	96.0	439.0	381.4
Interest credited	237.6	235.4	230.3	229.5	243.2	932.8	925.9
Other underwriting and operating expenses	96.0	88.9	92.6	83.0	87.3	360.5	317.9
Interest expense	8.2	8.2	8.2	8.2	8.1	32.8	32.1
Amortization of deferred policy acquisition costs	16.9	17.9	15.4	15.8	21.1	66.0	68.8

Total benefits and expenses	476.9	461.5	451.0	441.7	455.7	1,831.1	1,726.1

Income from operations before income taxes	43.9	67.5	57.4	101.3	105.9	270.1	273.2
Provision (benefit) for income taxes:
Current	3.9	(0.3)	18.6	(6.3)	17.7	15.9	86.0
Deferred	9.0	12.6	(5.0)	32.2	14.5	48.8	(8.6)

Total provision for income taxes	12.9	12.3	13.6	25.9	32.2	64.7	77.4

Net income	$31.0	$55.2	$43.8	$75.4	$73.7	$205.4	$195.8

Net income per common share: [1]
Basic	$0.22	$0.40	$0.32	$0.55	$0.54	$1.49	$1.42
Diluted	$0.22	$0.40	$0.32	$0.55	$0.54	$1.49	$1.42

Weighted-average number of common shares outstanding:
Basic	138.114	138.091	138.090	137.776	137.585	138.018	137.491
Diluted	138.122	138.094	138.094	137.781	137.595	138.024	137.503

Cash dividends declared per common share	$0.07	$0.07	$0.07	$0.07	$0.06	$0.28	$0.23

Non-GAAP Financial Measures:

Adjusted operating income	$32.9	$45.9	$47.2	$59.3	$51.1	$185.3	$190.2

Adjusted operating income per common share: [1]
Basic	$0.24	$0.33	$0.34	$0.43	$0.37	$1.34	$1.38
Diluted	$0.24	$0.33	$0.34	$0.43	$0.37	$1.34	$1.38

Weighted-average number of common shares outstanding:
Basic	138.114	138.091	138.090	137.776	137.585	138.018	137.491
Diluted	138.122	138.094	138.094	137.781	137.595	138.024	137.503
Reconciliation to net income:
Net income	$31.0	$55.2	$43.8	$75.4	$73.7	$205.4	$195.8
Less: Net realized investment gains (losses) (net of taxes)	(2.6)	10.1	(4.2)	16.9	22.2	20.2	4.7
Add: Net realized gains (losses) — FIA (net of taxes)	(0.7)	0.8	(0.8)	0.8	(0.4)	0.1	(0.9)

Adjusted operating income	$32.9	$45.9	$47.2	$59.3	$51.1	$185.3	$190.2

1 Basic net income and adjusted operating income per common share include all participating securities using the two-class method. Diluted net income and adjusted operating income per common share include the dilutive impact of non-participating securities, based on the application of the treasury stock method. Shares included in these calculations are weighted for the portion of the period they were outstanding. Antidilutive awards were excluded from the computation of diluted earnings per share. Quarterly earnings per share amounts may not add to the full year amounts.

Symetra Financial Corporation

4Q 2012 Financial Supplement

Consolidated Balance Sheet Data

(In millions)

	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011
Assets
Investments:
Available-for-sale securities:
Fixed maturities, at fair value	$23,519.0	$23,620.9	$23,300.8	$22,944.8	$22,905.2
Marketable equity securities, at fair value	49.6	48.4	49.8	48.6	50.3
Trading securities:
Marketable equity securities, at fair value	552.7	535.8	501.8	406.0	381.7
Mortgage loans, net	3,094.4	2,939.8	2,827.8	2,671.1	2,517.6
Policy loans	65.8	67.0	67.8	70.0	69.0
Investments in limited partnerships	239.3	242.2	247.7	245.7	226.9
Other invested assets	35.6	38.2	41.9	28.8	21.0

Total investments	27,556.4	27,492.3	27,037.6	26,415.0	26,171.7
Cash and cash equivalents	130.8	238.4	172.6	279.2	242.3
Accrued investment income	276.2	273.5	272.7	273.0	269.4
Reinsurance recoverables	302.1	297.5	293.4	294.4	295.6
Deferred policy acquisition costs	155.8	146.1	173.2	182.1	186.0
Receivables and other assets	231.9	230.1	249.0	248.0	222.5
Separate account assets	807.7	819.8	799.4	853.0	795.8

Total assets	$29,460.9	$29,497.7	$28,997.9	$28,544.7	$28,183.3

Liabilities and stockholders’ equity
Funds held under deposit contracts	$23,068.5	$22,963.0	$22,941.0	$22,700.6	$22,449.5
Future policy benefits	390.6	390.5	391.5	390.9	391.2
Policy and contract claims	162.2	159.7	160.1	148.0	170.9
Other policyholders’ funds	113.9	112.1	113.8	143.2	129.0
Notes payable	449.4	449.3	449.3	449.2	449.2
Deferred income tax liabilities, net	628.9	637.8	508.7	412.6	395.0
Other liabilities	209.6	324.3	255.7	292.5	287.8
Separate account liabilities	807.7	819.8	799.4	853.0	795.8

Total liabilities	25,830.8	25,856.5	25,619.5	25,390.0	25,068.4
Preferred stock	—	—	—	—	—
Common stock	1.2	1.2	1.2	1.2	1.2
Additional paid-in-capital	1,459.3	1,458.5	1,457.6	1,455.9	1,454.6
Retained earnings	798.4	777.2	731.6	697.5	631.8
Accumulated other comprehensive income, net of taxes	1,371.2	1,404.3	1,188.0	1,000.1	1,027.3

Total stockholders’ equity	3,630.1	3,641.2	3,378.4	3,154.7	3,114.9

Total liabilities and stockholders’ equity	$29,460.9	$29,497.7	$28,997.9	$28,544.7	$28,183.3

Symetra Financial Corporation

4Q 2012 Financial Supplement

Segment Income Statement Data

(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011
Operating revenues:
Benefits Division	$153.7	$152.3	$146.7	$148.9	$148.7	$601.6	$533.3
Retirement Division:
Deferred Annuities	146.4	141.8	139.1	140.7	147.5	568.0	546.5
Income Annuities	102.3	102.6	106.5	105.3	104.5	416.7	414.9
Individual Life Division	110.8	113.0	113.3	113.1	116.7	450.2	452.0
Other	10.5	4.9	8.0	10.3	9.4	33.7	44.0

Operating revenues	523.7	514.6	513.6	518.3	526.8	2,070.2	1,990.7
Add: Net realized investment gains (losses) — excluding FIA	(2.9)	14.4	(5.2)	24.7	34.8	31.0	8.6

Revenues	$520.8	$529.0	$508.4	$543.0	$561.6	$2,101.2	$1,999.3

Segment pre-tax adjusted operating income (loss):
Benefits Division	$12.4	$16.7	$16.3	$25.1	$24.2	$70.5	$79.1
Retirement Division:
Deferred Annuities	29.1	24.0	23.8	25.8	27.5	102.7	95.8
Income Annuities	5.1	8.6	16.8	14.5	6.5	45.0	35.1
Individual Life Division	5.5	13.8	13.2	14.5	18.1	47.0	65.3
Other	(5.3)	(10.0)	(7.5)	(3.3)	(5.2)	(26.1)	(10.7)

Pre-tax adjusted operating income [1]	46.8	53.1	62.6	76.6	71.1	239.1	264.6
Add: Net realized investment gains (losses) — excluding FIA	(2.9)	14.4	(5.2)	24.7	34.8	31.0	8.6

Income from operations before income taxes	$43.9	$67.5	$57.4	$101.3	$105.9	$270.1	$273.2

1 Pre-tax adjusted operating income is a non-GAAP measure, calculated as adjusted operating income on a pre-tax basis. It also represents the cumulative total of segment pre-tax adjusted operating income, which at the segment level is a GAAP measure. Income from operations before income taxes is the most directly comparable measure to pre-tax adjusted operating income.

Symetra Financial Corporation

4Q 2012 Financial Supplement

Benefits Division

(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011 [6]
Operating revenues:
Premiums	$145.5	$144.9	$137.9	$140.5	$140.5	$568.8	$501.1
Net investment income	5.5	5.5	5.3	5.4	4.9	21.7	18.1
Policy fees, contract charges and other	2.7	1.9	3.5	3.0	3.3	11.1	14.1

Total operating revenues	153.7	152.3	146.7	148.9	148.7	601.6	533.3

Benefits and expenses:
Policyholder benefits and claims	98.5	94.9	90.3	86.6	83.7	370.3	316.1
Other underwriting and operating expenses	42.8	40.7	40.1	37.2	40.8	160.8	138.1

Total benefits and expenses	141.3	135.6	130.4	123.8	124.5	531.1	454.2

Segment pre-tax adjusted operating income	$12.4	$16.7	$16.3	$25.1	$24.2	$70.5	$79.1

Operating Metrics:
Loss ratio [1]	67.7%	65.5%	65.5%	61.6%	59.6%	65.1%	63.1%
Expense ratio [2]	28.3%	27.9%	29.1%	26.6%	27.5%	27.9%	26.5%

Combined ratio [3]	96.0%	93.4%	94.6%	88.2%	87.1%	93.0%	89.6%

Medical stop-loss — loss ratio [4]	66.2%	66.4%	65.8%	61.9%	61.4%	65.1%	64.7%
Total sales [5]	$25.7	$31.3	$35.6	$66.7	$26.5	$159.3	$118.7
Premiums:
Medical stop-loss	$128.3	$128.1	$122.3	$125.7	$126.0	$504.4	$445.7
Limited benefit medical	13.4	13.6	12.1	11.9	11.6	51.0	44.3
Group life & disability	3.8	3.2	3.5	2.9	2.9	13.4	11.1

Total premiums earned	$145.5	$144.9	$137.9	$140.5	$140.5	$568.8	$501.1

5 Year Historical Loss Ratio 1:

	For the Three Months Ended				For the Year Ended
	1Q	2Q	3Q	4Q
2011	67.6%	62.4%	63.6%	59.6%	63.1%
2010	68.9%	63.8%	66.5%	60.5%	64.9%
2009	70.1%	66.1%	67.3%	69.9%	68.3%
2008	71.0%	66.3%	59.4%	66.6%	65.8%
2007	55.7%	54.8%	51.0%	55.9%	54.3%

1 Loss ratio represents policyholder benefits and claims incurred divided by premiums earned.

2 Expense ratio is equal to other underwriting and operating expenses of our insurance operations divided by premiums earned.

3 Combined ratio is equal to the sum of the loss ratio and the expense ratio.

4 Medical stop-loss loss ratio represents medical stop-loss policyholder benefits and claims incured divided by medical stop-loss premiums earned.

5 Total sales represents annualized first-year premiums net of first year policy lapses.

6 Includes impact of medical stop-loss business assumed from AUL on July 1, 2011.

Symetra Financial Corporation

4Q 2012 Financial Supplement

Retirement Division — Deferred Annuities

(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2012	2011
Operating revenues:
Net investment income	$142.0	$135.6	$135.2	$134.4	$143.4	$547.2	$527.6
Policy fees, contract charges and other	5.4	5.1	5.1	5.1	4.8	20.7	20.3
Net realized gains (losses) — FIA	(1.0)	1.1	(1.2)	1.2	(0.7)	0.1	(1.4)

Total operating revenues	146.4	141.8	139.1	140.7	147.5	568.0	546.5

Benefits and expenses:
Policyholder benefits and claims	—	—	0.1	(0.1)	(0.3)	—	0.2
Interest credited	82.5	85.2	80.8	82.2	84.3	330.7	322.5
Other underwriting and operating expenses	20.6	19.5	21.2	19.0	17.9	80.3	68.7
Amortization of deferred policy acquisition costs	14.2	13.1	13.2	13.8	18.1	54.3	59.3

Total benefits and expenses	117.3	117.8	115.3	114.9	120.0	465.3	450.7

Segment pre-tax adjusted operating income	$29.1	$24.0	$23.8	$25.8	$27.5	$102.7	$95.8

Operating Metrics:
Fixed account values — General account	$11,063.4	$10,987.2	$10,963.7	$10,807.7	$10,613.1	$11,063.4	$10,613.1
Variable account values — Separate account	723.3	734.3	715.9	763.8	713.8	723.3	713.8
Interest spread [1]	2.10%	1.83%	1.88%	1.94%	2.18%	1.94%	1.94%
Base earned yield [2]	4.81%	4.82%	4.87%	4.91%	4.94%	4.86%	5.04%
Base credited rate [2]	3.03%	3.04%	3.03%	3.01%	3.13%	3.03%	3.22%

Base interest spread [2]	1.78%	1.78%	1.84%	1.90%	1.81%	1.83%	1.82%
Total sales [3]	$300.8	$166.5	$325.5	$353.8	$356.8	$1,146.6	$1,815.3

1 Interest spread is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets in the general account attributed to the segment. The credited rate is the approximate rate credited on policyholder fixed account values. Interest credited is subject to contractual terms, including minimum guarantees. Interest is credited on a daily basis and therefore quarters with more/less days of interest reduces/increases interest spread and base interest spread.

2 Base interest spread is the interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to results that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make whole premiums, the MBS prepayment speed adjustment, and deferred sales inducement unlocking. Interest is credited on a daily basis and therefore quarters with more/less days of interest reduces/increases interest spread and base interest spread.

3 Total sales represent deposits for new policies net of first year policy lapses and/or surrenders.

Fixed Account Values — General Account by Contract Minimum Interest Guarantees as of December 31, 2012:

	Contract Minimum Interest Guarantee [2]
	> 3.5% [1]	<= 3.5% > 1.5%	<= 1.5%

Fixed account values — General account	$1,139.2	$1,029.7	$8,844.1

1 The maximum interest is 4.5% on a $130.2 block of business.

2 Excludes standard non-forfeiture impacts.

Symetra Financial Corporation

4Q 2012 Financial Supplement

Retirement Division — Income Annuities

(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2012	2011
Operating revenues:
Net investment income	$100.4	$100.9	$104.5	$104.1	$103.9	$409.9	$413.1
Policy fees, contract charges and other	1.9	1.7	2.0	1.2	0.6	6.8	1.8

Total operating revenues	102.3	102.6	106.5	105.3	104.5	416.7	414.9

Benefits and expenses:
Interest credited	90.9	87.7	82.9	84.5	91.6	346.0	353.0
Other underwriting and operating expenses	5.6	5.4	5.9	5.7	5.8	22.6	24.3
Amortization of deferred policy acquisition costs	0.7	0.9	0.9	0.6	0.6	3.1	2.5

Total benefits and expenses	97.2	94.0	89.7	90.8	98.0	371.7	379.8

Segment pre-tax adjusted operating income	$5.1	$8.6	$16.8	$14.5	$6.5	$45.0	$35.1

Operating Metrics:
Reserves [1]	$6,566.5	$6,576.7	$6,613.6	$6,610.0	$6,608.3	$6,566.5	$6,608.3
Interest spread [2]	0.47%	0.56%	0.70%	0.59%	0.57%	0.58%	0.53%
Base earned yield [3]	6.05%	6.04%	6.16%	6.10%	6.15%	6.08%	6.11%
Base credited rate [3]	5.60%	5.52%	5.57%	5.59%	5.62%	5.57%	5.61%

Base interest spread [3]	0.45%	0.52%	0.59%	0.51%	0.53%	0.51%	0.50%
MBS prepayment speed adjustment [4]	$0.2	$0.2	$0.1	$0.1	$0.3	$0.6	$1.2
Mortality gains (losses) [5]	(0.9)	2.0	6.4	5.4	(3.9)	12.9	0.3
Total sales [6]	57.6	49.5	95.3	55.8	54.1	258.2	221.9

5 Year Historical Mortality Gains (Losses): 5

	For the Three Months Ended				For the Year Ended
	1Q	2Q	3Q	4Q
2011	$0.7	$4.9	$(1.4)	$(3.9)	$0.3
2010	(0.1)	(1.8)	(0.1)	(0.6)	(2.6)
2009	4.3	(0.5)	—	1.3	5.1
2008	2.0	0.8	0.7	(1.4)	2.1
2007	1.9	—	(0.9)	(1.1)	(0.1)

1 Reserves represent the present value of future income annuity benefits and assumed expenses, discounted by the assumed interest rate. This metric represents the amount of our in-force book of business.

2 Interest spread is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets in the general account attributed to the segment. The credited rate is the approximate rate credited on policyholder reserves.

3 Base interest spread is the interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to yields that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make whole premiums and the MBS prepayment speed adjustment. Fourth quarter 2012 credited rate includes a $1.1 reserve adjustment which increased base credited rate and decreased base interest spread six basis points.

4 MBS prepayment speed adjustment is the impact to net investment income due to the change in prepayment speeds on the underlying collateral of mortgage-backed securities.

5 Mortality gains (losses) represent the difference between actual and expected reserves released on our life contingent annuities.

6 Total sales represent deposits for new policies net of first year policy lapses and/or surrenders.

Symetra Financial Corporation

4Q 2012 Financial Supplement

Individual Life Division

(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2012	2011
Operating revenues:
Premiums	$8.3	$9.2	$8.9	$9.8	$9.2	$36.2	$39.4
Net investment income	69.9	71.1	71.8	71.6	75.9	284.4	288.5
Policy fees, contract charges and other	32.6	32.7	32.6	31.7	31.6	129.6	124.1

Total operating revenues	110.8	113.0	113.3	113.1	116.7	450.2	452.0
Benefits and expenses:
Policyholder benefits and claims [12]	19.7	16.2	14.1	18.7	12.6	68.7	65.1
Interest credited [12]	64.8	62.9	67.3	63.2	68.0	258.2	253.0
Other underwriting and operating expenses	18.8	16.2	17.4	15.3	15.6	67.7	61.6
Amortization of deferred policy acquisition costs	2.0	3.9	1.3	1.4	2.4	8.6	7.0

Total benefits and expenses	105.3	99.2	100.1	98.6	98.6	403.2	386.7

Segment pre-tax adjusted operating income	$5.5	$13.8	$13.2	$14.5	$18.1	$47.0	$65.3

Operating Metrics:
Individual insurance:
Individual insurance in force [1]	$35,777.4	$36,050.0	$36,382.7	$36,643.7	$36,918.8	$35,777.4	$36,918.8
Individual claims [2]	16.3	13.9	15.1	15.7	13.5	61.0	54.3
Annualized mortality rate [3]	0.18%	0.15%	0.17%	0.17%	0.15%	0.17%	0.15%
UL account value [4]	$716.0	$717.3	$714.6	$698.1	$678.9	$716.0	$678.9
UL interest spread [5]	1.58%	1.44%	1.70%	1.69%	0.34%	1.60%	1.33%
UL base interest spread [6]	1.51%	1.58%	1.66%	1.68%	1.62%	1.62%	1.67%
Individual sales [7]	$1.3	$1.6	$3.2	$3.0	$3.1	$9.1	$11.7
BOLI:
BOLI insurance in force [1]	$11,012.0	$12,635.0	$12,662.4	$12,652.4	$12,584.0	$11,012.0	$12,584.0
BOLI account value [4]	4,659.8	4,621.9	4,587.3	4,544.8	4,491.5	4,659.8	4,491.5
BOLI PGAAP reserve balance [8]	12.1	13.9	15.8	17.7	19.6	12.1	19.6
BOLI ROA [9]	0.71%	1.07%	1.00%	1.01%	1.15%	0.95%	1.02%
BOLI base ROA [10]	0.66%	1.02%	0.91%	0.94%	0.98%	0.88%	0.98%
BOLI sales [11]	$—	$—	$—	$2.0	$—	$2.0	$—

5 Year Historical Individual Claims:

					For the Year
	For the Three Months Ended				Ended
	1Q	2Q	3Q	4Q
2011	15.7	12.1	13.0	13.5	54.3
2010	13.9	13.5	12.0	11.3	50.7
2009	14.7	13.4	12.8	12.6	53.5
2008	14.3	13.6	13.7	12.1	53.7
2007	13.5	14.0	12.1	11.6	51.2

1 Insurance in force represents dollar face amounts of policies without adjustment for reinsurance.

2 Individual claims represents incurred claims, net of reinsurance, on our term and universal life policies.

3 Annualized mortality rate is defined as annualized individual claims divided by insurance in force.

4 UL account value and BOLI account value represent our liabilities to our policyholders. UL account values include SPL account values of $208.8, $209.2, $203.1, $183.0 and $161.6 for the five quarters presented.

5 UL interest spread excludes SPL and is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets in the general account attributed to UL policies. The credited rate is the approximate rate credited on UL policyholder fixed account values. Interest credited is subject to contractual terms, including minimum guarantees.

6 UL base interest spread excludes SPL and is UL interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to results that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make whole premiums, the MBS prepayment speed adjustment, and reserve adjustments.

7 Individual sales represents annualized first year premiums for recurring premium products and 10% of new single premiums deposits, net of first year policy lapses and/or surrenders.

8 Purchase accounting reserve, or PGAAP reserve, represents impact of purchase accounting on policyholder liabilities. This PGAAP reserve is amortized as a reduction to policyholder benefits according to the pattern of profitability of the book of business of policies in force at the purchase accounting date, August 2, 2004.

9 BOLI ROA is a measure of the gross margin on our BOLI book of business. This metric is calculated as the difference between our BOLI revenue earnings rate and our BOLI policy benefits rate. The revenue earnings rate is calculated as revenues divided by average invested assets. The policy benefits rate is calculated as total policy benefits divided by average account value. The policy benefits used in this metric do not include expenses.

10 BOLI base ROA is BOLI ROA adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to yields that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make whole premiums, the MBS prepayment speed adjustment, and reserve adjustments.

11 BOLI sales represent 10% of new BOLI total deposits.

12 Policyholder benefits and claims and interest credited reflect fourth quarter 2011 reserve adjustments of $(2.1) and $4.0, respectively.

Symetra Financial Corporation

4Q 2012 Financial Supplement

Other

(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2012	2011
Operating revenues:
Net investment income (loss)	$5.4	$(0.8)	$2.4	$5.0	$5.1	$12.0	$23.6
Policy fees, contract charges and other	5.1	5.7	5.6	5.3	4.3	21.7	20.4

Total operating revenues	10.5	4.9	8.0	10.3	9.4	33.7	44.0

Benefits and expenses:
Interest credited	(0.6)	(0.4)	(0.7)	(0.4)	(0.7)	(2.1)	(2.6)
Other underwriting and operating expenses	8.2	7.1	8.0	5.8	7.2	29.1	25.2
Interest expense	8.2	8.2	8.2	8.2	8.1	32.8	32.1

Total benefits and expenses	15.8	14.9	15.5	13.6	14.6	59.8	54.7

Segment pre-tax adjusted operating loss	$(5.3)	$(10.0)	$(7.5)	$(3.3)	$(5.2)	$(26.1)	$(10.7)

Symetra Financial Corporation

4Q 2012 Financial Supplement

Deferred Policy Acquisition Costs (DAC) Roll Forwards

(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2011	2012	2011
Summary — Total Company
Unamortized balance, beginning of period	$369.5	$376.2	$372.3	$368.4	$367.6	$368.4	$342.5
Deferral of acquisition costs:
Commissions	13.3	8.9	17.2	17.4	18.7	56.8	86.6
Other acquisition expenses	2.1	1.9	2.1	2.3	2.7	8.4	10.4

Total deferral of acquisition costs	15.4	10.8	19.3	19.7	21.4	65.2	97.0
Adjustments related to inv (gains) losses	(0.1)	0.4	—	—	0.5	0.3	(2.3)
Amortization	(16.9)	(15.3)	(15.4)	(15.8)	(21.1)	(63.4)	(68.8)
Unlocking	—	(2.6)	—	—	—	(2.6)	—

Total amortization	(16.9)	(17.9)	(15.4)	(15.8)	(21.1)	(66.0)	(68.8)

Unamortized balance, end of period	367.9	369.5	376.2	372.3	368.4	367.9	368.4
Accum effect of net unrealized gains	(212.1)	(223.4)	(203.0)	(190.2)	(182.4)	(212.1)	(182.4)

DAC balance, end of period	$155.8	$146.1	$173.2	$182.1	$186.0	$155.8	$186.0

Retirement Division — Deferred Annuities
Unamortized balance, beginning of period	$259.3	$265.2	$265.5	$265.5	$267.1	$265.5	$251.8
Deferral of acquisition costs:
Commissions	10.4	5.7	11.5	12.6	14.6	40.2	70.1
Other acquisition expenses	1.3	1.2	1.3	1.3	1.4	5.1	5.1

Total deferral of acquisition costs	11.7	6.9	12.8	13.9	16.0	45.3	75.2
Adjustments related to inv (gains) losses	(0.1)	0.3	0.1	(0.1)	0.5	0.2	(2.2)
Amortization	(14.2)	(12.9)	(13.2)	(13.8)	(18.1)	(54.1)	(59.3)
Unlocking	—	(0.2)	—	—	—	(0.2)	—

Total amortization	(14.2)	(13.1)	(13.2)	(13.8)	(18.1)	(54.3)	(59.3)

Unamortized balance, end of period	256.7	259.3	265.2	265.5	265.5	256.7	265.5
Accum effect of net unrealized gains	(194.6)	(205.4)	(189.9)	(179.2)	(171.7)	(194.6)	(171.7)

DAC balance, end of period	$62.1	$53.9	$75.3	$86.3	$93.8	$62.1	$93.8

Retirement Division — Income Annuities
Unamortized balance, beginning of period	$43.5	$42.3	$39.6	$37.9	$36.2	$37.9	$31.2
Deferral of acquisition costs:
Commissions	2.0	1.8	3.2	2.0	1.9	9.0	7.8
Other acquisition expenses	0.2	0.3	0.4	0.3	0.4	1.2	1.4

Total deferral of acquisition costs	2.2	2.1	3.6	2.3	2.3	10.2	9.2
Amortization	(0.7)	(0.9)	(0.9)	(0.6)	(0.6)	(3.1)	(2.5)

Unamortized balance, end of period	45.0	43.5	42.3	39.6	37.9	45.0	37.9

DAC balance, end of period	$45.0	$43.5	$42.3	$39.6	$37.9	$45.0	$37.9

Individual Life Division
Unamortized balance, beginning of period	$66.7	$68.7	$67.2	$65.0	$64.3	$65.0	$59.5
Deferral of acquisition costs:
Commissions	0.9	1.4	2.5	2.8	2.2	7.6	8.7
Other acquisition expenses	0.6	0.4	0.4	0.7	0.9	2.1	3.9

Total deferral of acquisition costs	1.5	1.8	2.9	3.5	3.1	9.7	12.6
Adjustments related to inv (gains) losses	—	0.1	(0.1)	0.1	—	0.1	(0.1)
Amortization	(2.0)	(1.5)	(1.3)	(1.4)	(2.4)	(6.2)	(7.0)
Unlocking	—	(2.4)	—	—	—	(2.4)	—

Total amortization	(2.0)	(3.9)	(1.3)	(1.4)	(2.4)	(8.6)	(7.0)

Unamortized balance, end of period	66.2	66.7	68.7	67.2	65.0	66.2	65.0
Accum effect of net unrealized gains	(17.5)	(18.0)	(13.1)	(11.0)	(10.7)	(17.5)	(10.7)

DAC balance, end of period	$48.7	$48.7	$55.6	$56.2	$54.3	$48.7	$54.3

Note: Historical data has been restated to reflect Symetra’s retrospective adoption of a new accounting standard for deferred acquisition costs (DAC) on January 1, 2012.

Symetra Financial Corporation

4Q 2012 Financial Supplement

Account Value and Reserve Roll Forwards

(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011
Retirement Division:
Deferred Annuities:
Fixed Account Values
Account value, beginning of period	$10,987.2	$10,963.7	$10,807.7	$10,613.1	$10,422.4	$10,613.1	$9,243.7
Deposits	449.6	255.1	446.6	468.4	432.1	1,619.7	2,047.9
Withdrawals and transfers	(452.5)	(326.8)	(369.8)	(377.3)	(319.2)	(1,526.4)	(1,044.5)

Net flows	(2.9)	(71.7)	76.8	91.1	112.9	93.3	1,003.4
Interest credited	85.5	84.6	85.0	84.6	89.3	339.7	358.9
Other	(6.4)	10.6	(5.8)	18.9	(11.5)	17.3	7.1

Account value, end of period	$11,063.4	$10,987.2	$10,963.7	$10,807.7	$10,613.1	$11,063.4	$10,613.1
Income Annuities:
Reserves
Reserves, beginning of period	$6,576.7	$6,613.6	$6,610.0	$6,608.3	$6,618.9	$6,608.3	$6,676.8
Deposits	55.5	46.2	88.1	50.5	51.4	240.3	213.2
Benefit payments	(158.9)	(168.0)	(158.5)	(139.7)	(163.4)	(625.1)	(646.1)

Net flows	(103.4)	(121.8)	(70.4)	(89.2)	(112.0)	(384.8)	(432.9)
Interest credited	93.5	94.0	94.4	94.8	95.2	376.7	382.1
Other	(0.3)	(9.1)	(20.4)	(3.9)	6.2	(33.7)	(17.7)

Reserves, end of period	$6,566.5	$6,576.7	$6,613.6	$6,610.0	$6,608.3	$6,566.5	$6,608.3
Individual Life Division:
BOLI Account Values
Account value, beginning of period	$4,621.9	$4,587.3	$4,544.8	$4,491.5	$4,474.2	$4,491.5	$4,365.4
Deposits	—	—	—	20.0	—	20.0	—
Surrenders/claims	—	—	—	—	(21.5)	—	(21.5)

Net flows	—	—	—	20.0	(21.5)	20.0	(21.5)
Interest credited	55.4	53.9	59.0	54.5	55.4	222.8	217.7
Administrative charges and other	(17.5)	(19.3)	(16.5)	(21.2)	(16.6)	(74.5)	(70.1)

Account value, end of period	$4,659.8	$4,621.9	$4,587.3	$4,544.8	$4,491.5	$4,659.8	$4,491.5
UL Account Values
Account value, beginning of period	$717.3	$714.6	$698.1	$678.9	$659.1	$678.9	$607.0
Deposits	15.0	18.7	32.6	34.1	33.8	100.4	133.1
Surrenders/claims	(7.0)	(7.5)	(6.9)	(6.2)	(6.3)	(27.6)	(32.8)

Net flows	8.0	11.2	25.7	27.9	27.5	72.8	100.3
Interest credited	7.7	8.1	7.8	7.5	7.3	31.1	27.8
Administrative charges and other	(17.0)	(16.6)	(17.0)	(16.2)	(15.0)	(66.8)	(56.2)

Account value, end of period	$716.0	$717.3	$714.6	$698.1	$678.9	$716.0	$678.9

Symetra Financial Corporation

4Q 2012 Financial Supplement

Overview of Liabilities and Associated Unrealized Gains

(In millions)

	As of Dec. 31, 2012
	Policyholder Liability	% of Total	Unrealized gains[8]
Illiquid Liabilities
Structured settlements & other SPIAs [1]	$6,585.8		$839.4
Deferred annuities with 5 year payout provision or MVA [2]	313.3		25.5
Traditional insurance (net of reinsurance) [3]	175.0		21.3
Group health & life (net of reinsurance) [3]	122.7		0.7

Total illiquid liabilities	7,196.8	30.8%	886.9

Somewhat Liquid Liabilities
Bank-owned life insurance (BOLI) [4]	4,748.3		469.5
Deferred annuities with surrender charges of 5% or higher	6,417.4		523.3
Universal life with surrender charges of 5% or higher	285.3		24.4

Total somewhat liquid liabilities	11,451.0	48.9%	1,017.2

Fully Liquid Liabilities
Deferred annuities with surrender charges of:
3% up to 5%	1,369.3		111.7
Less than 3%	249.6		20.4
No surrender charges [5]	2,642.8		215.5
Universal life with surrender charges less than 5%	447.7		37.7
Other [6]	32.7		0.7

Total fully liquid liabilities	4,742.1	20.3%	386.0

Assets supporting surplus portfolio			162.5

Total [7]	$23,389.9	100.0%	$2,452.6

Reconciliation of unrealized gains to AOCI:
Unrealized gains from above			$2,452.6
Tax on unrealized gains and losses on available for sale securities			(858.4)
Adjustment for deferred policy acquisition costs and deferred sales inducements valuation allowance, net of tax			(221.5)
Other			(1.5)
AOCI			$1,371.2

1 These contracts cannot be surrendered. The benefits are specified in the contracts as fixed amounts, primarily to be paid over the next several decades.

2 In a liquidity crisis situation, we could invoke the five-year payout provision so that the contract value with interest is paid out ratably over five years.

3 Represents incurred but not reported claim liabilities. The surrender value on these contracts is generally zero.

4 The biggest deterrent to surrender is the taxation on the gain within these contracts, which includes a 10% non-deductible penalty tax. Banks can exchange certain of these contracts with other carriers, tax-free. However, a significant portion of this business does not qualify for this tax-free treatment due to the employment status of the original covered employees and charges may be applicable.

5 Approximately half of the account value has been with us for many years, due to guaranteed minimum interest rates of 4.0% - 4.5% that are significantly higher than those currently offered on new business, which range from 1.0% - 1.5%. Given the current low interest rate environment, we do not expect significant changes in the persistency of this business.

6 Represents BOLI, traditional insurance, and Group health and life reported claim liabilities.

7 Represents the sum of funds held under deposit contracts, future policy benefits and policy and contract claims on the consolidated balance sheets, excluding other policyholder related liabilities and reinsurance recoverables of $206.0.

8 Represents the pre-tax unrealized gains of the investment portfolio supporting the related policyholder liability.

Symetra Financial Corporation

4Q 2012 Financial Supplement

Investments Summary

(In millions)

	As of
	Dec. 31, 2012%		Sep. 30, 2012%		Jun. 30, 2012%		Mar. 31, 2012%		Dec. 31, 2011%
Portfolio Composition:
Available-for-sale securities:
Fixed maturities, at fair value	$23,519.0	85.4%	$23,620.9	85.9%	$23,300.8	86.2%	$22,944.8	86.9%	$22,905.2	87.5%
Marketable equity securities, at fair value	49.6	0.2%	48.4	0.2%	49.8	0.2%	48.6	0.2%	50.3	0.2%
Trading securities:
Marketable equity securities, at fair value	552.7	2.0%	535.8	2.0%	501.8	1.9%	406.0	1.5%	381.7	1.4%
Mortgage loans, net	3,094.4	11.2%	2,939.8	10.7%	2,827.8	10.5%	2,671.1	10.1%	2,517.6	9.6%
Policy loans	65.8	0.2%	67.0	0.2%	67.8	0.2%	70.0	0.3%	69.0	0.3%
Investment in limited partnerships	239.3	0.9%	242.2	0.9%	247.7	0.9%	245.7	0.9%	226.9	0.9%
Other invested assets	35.6	0.1%	38.2	0.1%	41.9	0.1%	28.8	0.1%	21.0	0.1%
Total investments	27,556.4	100.0%	27,492.3	100.0%	27,037.6	100.0%	26,415.0	100.0%	26,171.7	100.0%
Cash and cash equivalents	130.8		238.4		172.6		279.2		242.3
Total investments, cash and cash equivalents	$27,687.2		$27,730.7		$27,210.2		$26,694.2		$26,414.0
Fixed Maturities Securities by Credit Quality: [1]
1: AAA, AA, A	$13,748.9	58.5%	$14,031.0	59.4%	$13,890.1	59.6%	$13,760.3	60.0%	$13,987.6	61.1%
2: BBB	8,490.9	36.1%	8,350.2	35.4%	8,027.5	34.5%	7,718.9	33.6%	7,409.5	32.3%
Total investment grade	22,239.8	94.6%	22,381.2	94.8%	21,917.6	94.1%	21,479.2	93.6%	21,397.1	93.4%

3: BB	683.7	2.9%	659.6	2.8%	807.5	3.5%	849.3	3.7%	897.8	3.9%
4: B	488.4	2.1%	462.8	1.9%	468.2	2.0%	509.4	2.2%	507.5	2.2%
5: CCC & lower	83.0	0.3%	101.7	0.4%	104.3	0.4%	100.5	0.5%	96.2	0.4%
6: In or near default	24.1	0.1%	15.6	0.1%	3.2	0.0%	6.4	0.0%	6.6	0.1%
Total below investment grade	1,279.2	5.4%	1,239.7	5.2%	1,383.2	5.9%	1,465.6	6.4%	1,508.1	6.6%
Total fixed maturities	$23,519.0	100.0%	$23,620.9	100.0%	$23,300.8	100.0%	$22,944.8	100.0%	$22,905.2	100.0%
Fixed Maturities by Issuer Type:
U.S. government and agencies	$311.5	1.3%	$129.2	0.5%	$167.4	0.7%	$112.5	0.5%	$64.1	0.3%
State and political subdivisions	776.5	3.3%	744.1	3.2%	651.7	2.8%	631.7	2.7%	635.3	2.8%
Foreign governments	19.1	0.1%	19.6	0.1%	19.3	0.1%	19.2	0.1%	20.9	0.1%
Corporate securities	17,201.6	73.1%	17,168.0	72.7%	16,946.2	72.7%	16,414.8	71.5%	16,204.3	70.7%
Residential mortgage-backed securities	3,007.8	12.8%	3,150.7	13.3%	3,230.2	13.9%	3,454.1	15.1%	3,625.0	15.8%
Commercial mortgage-backed securities	1,707.7	7.3%	1,889.0	8.0%	1,797.0	7.7%	1,825.4	8.0%	1,837.0	8.0%
Other debt obligations	494.8	2.1%	520.3	2.2%	489.0	2.1%	487.1	2.1%	518.6	2.3%
Total fixed maturities	$23,519.0	100.0%	$23,620.9	100.0%	$23,300.8	100.0%	$22,944.8	100.0%	$22,905.2	100.0%
Effective Duration	5.7		5.7		5.7		5.7		5.8
Average Investment Yield	5.08%		5.07%		5.13%		5.16%		5.31%

	For the Three Months Ended
	Dec. 31, 2012%		Sep. 30, 2012%		Jun. 30, 2012%		Mar. 31, 2012%		Dec. 31, 2011%
Average Daily Cash and Cash Equivalent Balances:
Benefits Division	$7.8	3.7%	$6.0	4.4%	$6.9	2.9%	$6.3	3.3%	$9.0	3.7%
Retirement Division:
Deferred Annuities	107.0	51.4%	29.9	21.7%	57.1	23.8%	38.4	20.1%	158.7	64.5%
Income Annuities	32.8	15.8%	67.4	49.0%	73.1	30.5%	16.8	8.8%	(42.0)	-17.1%
Individual Life Division	35.1	16.9%	33.7	24.5%	69.6	29.0%	90.6	47.5%	96.2	39.1%
Other	25.5	12.2%	0.6	0.4%	33.2	13.8%	38.8	20.3%	24.1	9.8%
Total	$208.2	100.0%	$137.6	100.0%	$239.9	100.0%	$190.9	100.0%	$246.0	100.0%

1 Credit quality is based on NAIC (National Association of Insurance Commissioners) designation with presentation of the S&P equivalent credit ratings.

Symetra Financial Corporation

4Q 2012 Financial Supplement

Investments Income Statement Data

(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011
MBS Prepayment Speed Adjustment: [1]
Benefits Division	$—	$—	$—	$—	$—	$—	$(0.1)
Retirement Division:
Deferred Annuities	(0.1)	0.2	—	(0.2)	—	(0.1)	(0.4)
Income Annuities	0.2	0.2	0.1	0.1	0.3	0.6	1.2
Individual Life Division	0.3	0.3	0.5	0.6	0.7	1.7	0.5
Other	0.1	0.2	—	1.6	0.3	1.9	0.4

	$0.5	$0.9	$0.6	$2.1	$1.3	$4.1	$1.6

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011
Net Realized Investment Gains (Losses):
Fixed maturities:
Gross gains on sales	$13.9	$7.4	$23.1	$9.9	$4.2	$54.3	$38.9
Gross losses on sales	(12.7)	(6.4)	(5.8)	(2.1)	(0.5)	(27.0)	(8.1)
Other-than-temporary impairments	(3.8)	(13.3)	(9.4)	(2.5)	(5.5)	(29.0)	(14.1)
Other [2]	(0.3)	2.3	(2.4)	3.6	(0.2)	3.2	7.5

Total fixed maturities	(2.9)	(10.0)	5.5	8.9	(2.0)	1.5	24.2
Marketable equity securities, trading [3]	3.1	25.0	(9.4)	18.0	38.5	36.7	(9.1)
Other invested assets	(4.2)	(0.1)	(2.5)	(1.0)	(3.0)	(7.8)	(4.3)
DAC/DSI adjustment	0.1	0.6	—	—	0.6	0.7	(3.6)

Net realized investment gains (losses)	$(3.9)	$15.5	$(6.4)	$25.9	$34.1	$31.1	$7.2

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011
Tax Credit Investment Impact on Income
Historical and estimated future impact
Amortization related to tax credit investments, net of taxes	$(3.1)	$(5.0)	$(2.9)	$(2.9)	$(2.9)	$(13.9)	$(9.2)
Realized losses related to tax credit investments, net of taxes	(1.8)	(0.2)	(0.4)	(0.2)	(2.0)	(2.6)	(2.0)
Tax credits	8.9	9.5	7.5	7.6	5.3	33.5	17.4

Impact to net income	$4.0	$4.3	$4.2	$4.5	$0.4	$17.0	$6.2

Carrying value of invested asset	$210.7	$213.2	$219.7	$221.4	$199.1	$210.7	$199.1

Future estimated impact to net income:					2013	$25.7
					2014	19.8
					2015 & beyond	46.2

						$91.7

Historical information

	2007	2008	2009	2010	2011
Amortization related to tax credit investments, net of taxes	$(4.6)	$(7.8)	$(5.9)	$(6.3)	$(9.2)
Realized losses related to tax credit investments, net of taxes	—	—	—	—	(2.0)
Tax credits	4.5	8.3	9.6	10.9	17.4

Impact to net income	$(0.1)	$0.5	$3.7	$4.6	$6.2

1 MBS prepayment speed adjustment is the impact to net investment income due to the change in prepayment speeds on the underlying collateral of mortgage-backed securities.

2 Other includes net gains (losses) on calls and redemptions, and changes in the fair value of convertible fixed maturities.

3 Marketable equity securities, trading includes net gains (losses) on changes in fair value.

Symetra Financial Corporation

4Q 2012 Financial Supplement

Sales by Segment and Product

(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011
Benefits Division [1]
Medical stop-loss	$18.6	$24.1	$29.6	$59.1	$22.3	$131.4	$98.6
Limited benefit medical	1.4	3.8	4.2	2.9	3.2	12.3	15.8
Group life & disability	5.7	3.4	1.8	4.7	1.0	15.6	4.3

Total	$25.7	$31.3	$35.6	$66.7	$26.5	$159.3	$118.7

Retirement Division — Deferred Annuities [2]
Fixed annuities	$174.1	$116.2	$247.2	$285.5	$326.1	$823.0	$1,745.5
Fixed indexed annuity	115.8	43.2	73.0	60.6	25.8	292.6	45.3
Variable annuities	10.9	7.1	5.3	7.7	4.9	31.0	24.5

Total	$300.8	$166.5	$325.5	$353.8	$356.8	$1,146.6	$1,815.3

Retirement Division — Income Annuities [2]
SPIA	$43.6	$37.6	$64.1	$28.2	$20.8	$173.5	$111.1
Structured settlements	14.0	11.9	31.2	27.6	33.3	84.7	110.8

Total	$57.6	$49.5	$95.3	$55.8	$54.1	$258.2	$221.9

Individual Life Division
Term life [1]	$0.6	$0.5	$0.6	$0.5	$0.5	$2.2	$2.0
Universal life [1]	0.5	0.4	0.4	0.3	0.4	1.6	1.2
Single premium life [3]	0.2	0.7	2.2	2.2	2.2	5.3	8.5

Individual sales	1.3	1.6	3.2	3.0	3.1	9.1	11.7
BOLI [4]	—	—	—	2.0	—	2.0	—

Total	$1.3	$1.6	$3.2	$5.0	$3.1	$11.1	$11.7

[1]	Represents annualized first-year premiums net of first year policy lapses.
[2]	Represents deposits for new policies net of first year policy lapses and/or surrenders.
[3]	Represents 10% of new deposits net of first year policy lapses and/or surrenders.
[4]	Represents 10% of new deposits.

Symetra Financial Corporation

4Q 2012 Financial Supplement

Book Value, Adjusted Book Value and Statutory Book Value per Share

(In millions, except per share amounts)

	As of
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011
Book value per common share [1]	$26.29	$26.37	$24.46	$22.85	$22.64

Non-GAAP Financial Measures:
Adjusted book value per common share [2]	$18.97	$18.78	$18.39	$18.09	$17.60
Adjusted book value per common share, as converted [3]	$17.94	$17.78	$17.44	$17.19	$16.75
Statutory book value per common share [4]	$18.25	$18.12	$17.70	$17.53	$17.22

Numerator:
Total stockholders’ equity	$3,630.1	$3,641.2	$3,378.4	$3,154.7	$3,114.9
AOCI	1,371.2	1,404.3	1,188.0	1,000.1	1,027.3

Adjusted book value	$2,258.9	$2,236.9	$2,190.4	$2,154.6	$2,087.6
Assumed proceeds from exercise of warrants	218.1	218.1	218.1	218.1	218.1

Adjusted book value, as converted	$2,477.0	$2,455.0	$2,408.5	$2,372.7	$2,305.7
Total stockholders’ equity	$3,630.1	$3,641.2	$3,378.4	$3,154.7	$3,114.9
Stockholders’ equity of non-insurance entities	(290.2)	(283.8)	(275.8)	(265.9)	(257.5)
Statutory and other adjustments	(1,427.3)	(1,450.9)	(1,234.3)	(1,046.0)	(1,034.6)
Asset valuation reserve (AVR)	261.3	252.2	239.8	244.2	220.7

Statutory book value	$2,173.9	$2,158.7	$2,108.1	$2,087.0	$2,043.5

Denominator: [5]
Common shares outstanding	119.088	119.120	119.131	119.074	118.637
Total outstanding common shares and shares subject to warrants	138.064	138.096	138.107	138.050	137.613

[1]	Book value per common share is calculated based on stockholders’ equity divided by outstanding common shares and shares subject to outstanding warrants.
[2]	Adjusted book value per common share is calculated based on stockholders’ equity less AOCI, divided by common shares outstanding.
[3]

Adjusted book value per common share, as converted gives effect to the exercise of the outstanding warrants and is calculated based on stockholders’ equity less AOCI plus the assumed proceeds from the warrants, divided by outstanding common shares and shares subject to outstanding warrants.

[4]	Statutory book value per common share is calculated based on statutory book value divided by common shares outstanding.

	As of
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011
[5] Reconciliation of outstanding shares:
Common shares outstanding, beginning of period	119.120	119.131	119.074	118.637	118.595
Employee stock purchase plan shares issued	0.037	0.025	0.038	0.042	0.043
Restricted shares issued	—	0.012	0.025	0.396	—
Restricted shares forfeited	(0.006)	(0.044)	(0.004)	—	—
Treasury stock	(0.063)	(0.004)	(0.002)	(0.001)	(0.001)

Common shares outstanding, end of period	119.088	119.120	119.131	119.074	118.637
Outstanding warrants	18.976	18.976	18.976	18.976	18.976

Total outstanding common shares and shares subject to outstanding warrants, end of period	138.064	138.096	138.107	138.050	137.613

	As of
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011
Tangible book value:
Total stockholders’ equity	$3,630.1	$3,641.2	$3,378.4	$3,154.7	$3,114.9
Less:
Deferred policy acquisition costs	155.8	146.1	173.2	182.1	186.0
Goodwill and other	86.2	83.2	102.4	114.1	120.7

Tangible Book Value	$3,388.1	$3,411.9	$3,102.8	$2,858.5	$2,808.2

Tangible book value is a non-GAAP financial measure calculated as stockholders’ equity excluding deferred policy acquisition costs, goodwill, intangible assets and certain other non-tangible assets. Stockholders’ equity is the most directly comparable GAAP measure to tangible book value.

Symetra Financial Corporation

4Q 2012 Financial Supplement

ROE and Operating ROAE

(In millions)

	Twelve Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011
ROE:
Net income for the twelve months ended [1]	$205.4	$248.1	$203.4	$217.7	$195.8
Average stockholders’ equity [2]	$3,383.9	$3,266.3	$3,063.5	$2,869.9	$2,710.2

ROE	6.1%	7.6%	6.6%	7.6%	7.2%

Operating ROAE:
Adjusted operating income for the twelve months ended [1]	$185.3	$203.5	$204.5	$205.8	$190.2
Average adjusted book value[3]	$2,185.7	$2,138.1	$2,094.3	$2,049.5	$2,002.4

Operating ROAE	8.5%	9.5%	9.8%	10.0%	9.5%

1 The twelve months ended information is derived by adding the four most recent quarters of net income or adjusted operating income.

2 Average stockholders’ equity is derived by averaging ending stockholders’ equity for the most recent five quarters.

3 Average adjusted book value is derived by averaging ending stockholders’ equity less AOCI, for the most recent five quarters.

Calculation of average stockholders’ equity:

The following data can be used to recalculate the average stockholders’ equity and average adjusted book value amounts used in the calculation of ROE and operating ROAE.

		As of
		2012	2011	2010
Stockholders’ Equity
	Dec. 31	$3,630.1	$3,114.9	$2,356.6
	Sep. 30	3,641.2	3,042.2	2,691.6
	Jun. 30	3,378.4	2,627.3	2,323.1
	Mar. 31	3,154.7	2,410.2	1,952.7
AOCI
	Dec. 31	$1,371.2	$1,027.3	$437.6
	Sep. 30	1,404.3	1,021.1	827.3
	Jun. 30	1,188.0	609.7	507.1
	Mar. 31	1,000.1	443.7	163.7

Reconciliation of adjusted operating income:

The following data together with other data found throughout the supplement can be used to recalculate adjusted operating income for the twelve months ended June 30, 2012, March 31, 2012 and December 31, 2011.

	Three Months Ended
	Sep. 30 2011	Jun. 30 2011	Mar. 31, 2011
Net income	$10.5	$58.1	$53.5
Less: Net realized investment gains (losses) (net of taxes)	(36.8)	9.2	10.1
Add: Net realized gains (losses) - FIA (net of taxes)	(0.4)	(0.4)	0.3

Adjusted operating income	$46.9	$48.5	$43.7

Symetra Financial Corporation

4Q 2012 Financial Supplement

Addendum

RMBS Prepayment Exposure

(In millions)

								Dec. 31, 2012		Prepayment Speed
								Trailing 12 Month		Adjustment [2]
Vintage [1]	Amortized Cost	Unrealized Gain/ (Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	Q4 2012 Average Prepayment Speed	Average Prepayment speed	Max Prepayment speed	Q4 2012	YTD 2012
Agency:
CMO
2012	$106.5	$4.6	$111.1	$2.6	$(2.2)	3.6%	545.1	483.0	633.0	$—	$—
2011	278.8	28.2	307.0	10.0	(2.2)	3.5%	899.2	722.0	933.3	—	0.3
2010	457.4	57.4	514.8	12.7	(8.5)	4.5%	383.8	377.3	456.2	0.1	0.4
2009	194.9	25.6	220.5	1.9	(2.0)	4.8%	391.1	295.1	393.1	—	0.1
2008	2.5	0.2	2.7	—	—	5.6%	293.4	264.6	293.4	—	—
2007	10.8	0.6	11.4	0.6	—	6.3%	563.4	446.9	563.4	—	(0.1)
2006	14.2	0.5	14.7	—	—	6.7%	709.7	577.7	709.7	—	—
2005	41.7	5.7	47.4	0.3	—	6.4%	383.5	314.4	395.9	—	—
2004 & Prior	455.4	66.8	522.2	12.5	(4.5)	6.2%	341.6	312.0	354.4	0.4	1.4

Agency CMO	$1,562.2	$189.6	$1,751.8	$40.6	$(19.4)	4.9%	479.5	417.1	517.0	$0.5	$2.1

Passthrough
2012	$62.7	$0.2	$62.9	$—	$(3.2)	3.4%	1.6	1.5	1.6	$—	$—
2011	17.9	0.5	18.4	—	(1.0)	4.2%	24.6	18.3	24.6	—	—
2010	178.0	9.6	187.6	0.1	(7.0)	4.7%	21.0	15.7	21.3	0.1	0.1
2009	506.9	28.0	534.9	—	(20.6)	5.8%	18.3	16.4	19.6	—	0.3
2008	31.4	2.6	34.0	—	(0.6)	6.3%	33.9	29.7	35.7	—	—
2007	23.8	1.9	25.7	0.1	(0.6)	6.4%	28.3	23.3	28.9	—	—
2006	7.5	0.7	8.2	0.1	—	6.5%	40.1	33.8	40.9	—	—
2005	8.5	1.1	9.6	0.4	(0.1)	5.2%	—	—	—	—	—
2004 & Prior	50.1	5.1	55.2	0.8	(0.4)	5.8%	22.1	22.4	26.4	—	—

Agency Passthrough	886.8	49.7	936.5	1.5	(33.5)	5.4%	18.8	16.2	20.0	0.1	0.4

Total RMBS Agency	$2,449.0	$239.3	$2,688.3	$42.1	$(52.9)	5.1%				$0.6	$2.5

Non-Agency
2008 - 2012	$—	$—	$—	$—	$—	—	—	—	—	$—	$—
2007	16.6	2.6	19.2	5.0	—	5.9%	274.6	228.0	276.4	—	—
2006	74.6	4.4	79.0	9.8	(0.3)	5.9%	256.9	247.0	285.6	—	1.3
2005	91.0	2.6	93.6	2.7	—	5.7%	333.0	306.7	343.0	—	0.2
2004 & Prior	124.3	3.4	127.7	2.7	(0.2)	5.8%	328.7	318.8	359.8	—	0.3

Non-Agency CMO	306.5	13.0	319.5	20.2	(0.5)	5.8%	309.5	292.8	332.2	—	1.8

Total RMBS Non-Agency	$306.5	$13.0	$319.5	$20.2	$(0.5)	5.8%	309.5	292.8	332.2	$—	$1.8

Total RMBS	$2,755.5	$252.3	$3,007.8	$62.3	$(53.4)	5.2%	—	—	—	$0.6	$4.3

Top 10 RMBS

									Dec. 31, 2012 Trailing 12 Month		Prepayment Speed Adjustment [2]
Name	Vintage	Amortized Cost	Unrealized Gain/(Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	Q4 2012 Average Prepayment Speed	Average Prepayment speed	Max Prepayment speed	Q4 2012	YTD 2012
GNMA	2009	$88.9	$4.3	$93.2	$—	$(5.2)	6.2%	5.4	4.7	6.2	$—	$—
GNMA	2009	83.1	4.3	87.4	—	(4.7)	6.2%	4.7	4.2	6.6	—	—
Fannie Mae	2009	54.8	3.2	58.0	—	(1.2)	5.5%	33.0	30.9	33.0	—	—
GNMA	2009	51.2	3.4	54.6	—	(1.6)	6.2%	11.2	5.7	11.2	—	—
GNMA	2010	48.7	2.9	51.6	—	(2.0)	4.5%	15.6	7.9	15.6	0.1	0.1
Fannie Mae	2009	44.5	2.0	46.5	—	(1.6)	5.4%	23.7	24.2	26.4	—	—
GNMA	2010	36.8	3.2	40.0	—	(1.8)	4.9%	—	—	—	—	—
GNMA	2010	28.0	2.4	30.4	—	(0.9)	4.9%	—	—	—	—	—
Fannie Mae	2009	27.7	1.8	29.5	—	(1.2)	5.4%	15.5	15.6	17.0	0.1	0.1
Fannie Mae Remic	2002	27.5	3.6	31.1	0.5	—	6.1%	609.0	550.3	609.0	—	—

Total		$491.2	$31.1	$522.3	$0.5	$(20.2)	—	—	—	—	$0.2	$0.2

1 Vintage indicates year of origination.

2 The CMO securities prepayment speed adjustment is estimated using the Public Securities Association prepayment model. The passthrough securities prepayment speed adjustment is estimated using the Conditional Prepayment Rate model.

Symetra Financial Corporation

4Q 2012 Financial Supplement

Addendum

CMBS Prepayment Exposure

(In millions)

							Prepayment Speed Adjustment [2]
Vintage [1]	Amortized Cost	Unrealized Gain/ (Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	Q4 2012	YTD 2012
Agency
CMO
2012	$—	$—	$—	$—	$—	0.0%	$—	$—
2011	44.6	2.2	46.8	—	(1.1)	4.9%	—	—
2010	10.1	1.7	11.8	—	(0.1)	5.3%	—	—
2009	10.8	1.5	12.3	—	—	6.7%	—	—
2008	18.3	0.4	18.7	—	(0.7)	6.5%	—	—
2007	44.9	1.0	45.9	—	(2.2)	5.7%	—	(0.2)
2006	23.8	—	23.8	—	(1.6)	6.0%	—	(0.1)
2005	30.6	0.1	30.7	—	(1.1)	5.8%	(0.1)	(0.1)
2004 & Prior	94.3	8.9	103.2	—	(2.4)	6.8%	(0.1)	(0.3)

Agency CMO	$277.4	$15.8	$293.2	$—	$(9.2)	6.0%	$(0.2)	$(0.7)

Passthrough
2005 - 2012	$—	$—	$—	$—	$—	0.0%	$—	$—
2004 & Prior	78.5	5.6	84.1	0.2	(2.1)	7.4%	—	—

Agency Passthrough	78.5	5.6	84.1	0.2	(2.1)	7.4%	—	—

Total CMBS Agency	$355.9	$21.4	$377.3	$0.2	$(11.3)	6.3%	$(0.2)	$(0.7)

Non-Agency
2012	$133.1	$5.1	$138.2	$—	$(2.8)	4.9%	$—	$—
2011	118.7	7.6	126.3	—	(0.8)	5.5%	—	—
2010	1.1	—	1.1	—	—	4.1%	—	—
2009	—	—	—	—	—	0.0%	—	—
2008	68.8	8.5	77.3	1.3	(0.2)	6.0%	—	—
2007	387.6	68.4	456.0	13.5	(0.3)	5.8%	—	0.1
2006	170.8	28.5	199.3	6.0	(0.7)	5.9%	—	0.1
2005	219.3	27.1	246.4	5.6	—	5.4%	0.2	0.3
2004 & Prior	82.9	2.9	85.8	0.4	(1.3)	6.0%	—	—

Non-Agency CMO	1,182.3	148.1	1,330.4	26.8	(6.1)	5.6%	0.2	0.5

Total CMBS Non-Agency	$1,182.3	$148.1	$1,330.4	$26.8	$(6.1)	5.6%	$0.2	$0.5

Total CMBS	$1,538.2	$169.5	$1,707.7	$27.0	$(17.4)	5.8%	$—	$(0.2)

Top 10 CMBS

								Prepayment Speed
								Adjustment [2]
Name	Vintage	Amortized Cost	Unrealized Gain/ (Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	Q4 2012	YTD 2012
Bear Stearns Commercial Mortgage	2006	$48.7	$8.6	$57.3	$1.3	$—	5.9%	$—	$—
Bear Stearns Commercial Mortgage	2007	48.1	8.5	56.6	1.9	—	5.2%	—	—
GS Mtg Sec Corp II	2005	44.7	10.3	55.0	0.3	—	5.6%	—	—
Morgan Stanley BAML Trust	2012	43.1	1.7	44.8	—	(1.0)	4.7%	—	—
Wachovia Bank Commercial Mortgage	2006	39.4	6.5	45.9	0.6	—	6.0%	—	—
GNMA	2007	37.0	1.0	38.0	—	(2.0)	5.7%	—	—
Citigroup Commercial Mortgage	2008	36.9	1.6	38.5	0.1	—	6.0%	—	—
Bear Stearns Commercial Mortgage	2007	35.9	7.4	43.3	0.8	—	5.9%	—	—
JP Morgan Chase Commercial Mortgage	2007	34.2	5.2	39.4	0.1	—	5.7%	—	—
GNMA	2011	33.3	1.5	34.8	—	(0.8)	4.8%	—	—

Total		$401.3	$52.3	$453.6	$5.1	$(3.8)	—	$—	$—

1 Vintage indicates year of origination.

2 The CMO securities prepayment speed adjustment is estimated using the Public Securities Association prepayment model. The passthrough securities prepayment speed adjustment is estimated using the Conditional Prepayment Rate model.

Symetra Financial Corporation

4Q 2012 Financial Supplement

Addendum

European Exposure

(In millions)

				Sector
Country	Amortized Cost	Fair Value	% of Exposure	Sovereign Debt	Financial Industry	Other Corporate
United Kingdom	$523.5	$591.6	35.9%	$—	$48.3	$543.3
Netherlands	518.0	563.9	34.2%	—	—	563.9
France	127.6	136.0	8.2%	—	19.1	116.9
Luxembourg	103.7	116.5	7.1%	—	—	116.5
Switzerland	101.3	111.5	6.8%	—	111.5	—
Sweden	54.8	62.7	3.8%	—	—	62.7
Germany	20.7	19.9	1.2%	—	11.5	8.4
Denmark	17.0	17.2	1.0%	—	—	17.2
Italy	13.3	14.3	0.9%	—	—	14.3
Norway	6.1	7.1	0.4%	—	0.7	6.4
Austria	3.9	4.2	0.2%	—	—	4.2
Spain	2.8	2.7	0.2%	—	—	2.7
Ireland	1.0	1.1	0.1%	—	—	1.1
Portugal	0.8	0.7	0.0%	0.7	—	—

Total	$1,494.5	$1,649.4	100.0%	$0.7	$191.1	$1,457.6

Top 10 European Exposures

Name	Amortized Cost	Fair Value	Moody’s	S&P
Deutsche Telekom Int Fin	$116.9	$125.0	Baa1	BBB+
Royal Dutch Shell PLC	98.6	113.1	Aa1	AA
Tesco PLC-ADR	75.9	93.8	Baa1	A-
TYCO Int’l	81.3	93.7	A3	BBB+
Vodafone Group PLC	79.8	92.0	A3	A-
Philips Electronics NV	72.0	85.4	A3	A-
Heineken NV	83.0	84.6	Baa1	BBB+
Diageo Capital PLC	71.8	78.9	A3	A-
SABMiller PLC	65.5	78.0	Baa1	BBB+
Electricite de France	71.1	76.2	Aa3	A+

Total	$815.9	$920.7

The table above summarizes our exposure to fixed maturities in European countries, reported in U.S. dollars and separated into sovereign debt, financial industry and other corporate debt. The country designation is based on the issuer’s country of incorporation.